UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2016

ZELTIQ Aesthetics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35318	27-0119051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4410 Rosewood Drive
Pleasanton, CA 94588
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (925) 474-2500

4698 Willow Road, Suite 100
Pleasanton, CA 94588
(Former name, former address and formal fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On November 9, 2016, ZELTIQ Aesthetics, Inc. issued a press release announcing its financial results for the third quarter of 2016. A copy of the press release is attached as Exhibit 99.1.
The information in this Item 2.02 and the related Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information in this Item 2.02 and the related Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release issued by ZELTIQ Aesthetics, Inc. on November 9, 2016, announcing financial results for the third quarter of 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZELTIQ AESTHETICS, INC.

Dated: November 9, 2016	By:	/s/ Sergio Garcia
Sergio Garcia
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by ZELTIQ Aesthetics, Inc. on November 9, 2016, announcing financial results for the third quarter of 2016.